UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2004

DIGITAS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29723	04-3494311
(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street, Boston, Massachusetts	02199
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 867-1000

Item 7. Financial Statements and Exhibits

(c) Exhibits The following exhibit is being furnished herewith.

Exhibit 99.1	Press release of Digitas Inc. dated July 15, 2004.

Item 12. Results of Operations and Financial Condition.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On July 15, 2004, Digitas Inc. issued a press release announcing its second quarter 2004 financial results. The full text of that press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAS INC.

Date: July 15, 2004	/s/ Ernest W. Cloutier
Ernest W. Cloutier
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Digitas Inc. dated July 15, 2004, announcing its second quarter 2004 financial results.